                                January 28, 2004

Tractor Supply Company
320 Plus Park Blvd.
Nashville, Tennessee 37217
Attn:  Calvin B. Massmann, CFO

        Re: Credit Agreement dated as of August 15, 2002 (as amended from time to time, the "CREDIT AGREEMENT") among Tractor Supply Company (the "BORROWER"), certain Subsidiaries of the Borrower from time to time party thereto (the "GUARANTORS"), the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

Dear Mr. Massmann:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

The parties hereto agree that the definition of "Fixed Charge Coverage Ratio" in
Section 1.1 of the Credit Agreement is amended to read as follows:

                "FIXED CHARGE COVERAGE RATIO" MEANS, WITH RESPECT TO THE CONSOLIDATED PARTIES ON A CONSOLIDATED BASIS, AS OF THE END OF EACH FISCAL QUARTER OF THE CONSOLIDATED PARTIES FOR THE TWELVE MONTH PERIOD ENDING ON SUCH DATE, THE RATIO OF (A) THE SUM OF (I) CONSOLIDATED EBITDAR FOR THE APPLICABLE PERIOD MINUS (II) CONSOLIDATED CASH TAXES FOR THE APPLICABLE PERIOD TO (B) THE SUM OF (I) THE CASH PORTION OF CONSOLIDATED INTEREST EXPENSE FOR THE APPLICABLE PERIOD PLUS (II) SCHEDULED FUNDED DEBT PAYMENTS FOR THE APPLICABLE PERIOD PLUS (III) CONSOLIDATED RENTAL EXPENSE FOR THE APPLICABLE PERIOD PLUS (IV) THE AGGREGATE AMOUNT OF PERMITTED STOCK REPURCHASES MADE DURING THE APPLICABLE PERIOD.

The parties hereto agree that the definition of "QSI Acquisition Amount" in
Section 1.1 of the Credit Agreement is deleted.

The parties hereto agree that a new Section 6.24 is hereby added to the Credit Agreement that shall read as follows:

                6.24    TAX SHELTER REPRESENTATION.

                THE BORROWER DOES NOT INTEND TO TREAT THE LOANS AND/OR LETTERS OF CREDIT AND RELATED TRANSACTIONS AS BEING A "REPORTABLE TRANSACTION" (WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.6011-4). IF THE BORROWER DETERMINES TO TAKE ANY ACTION INCONSISTENT WITH SUCH INTENTION, IT WILL PROMPTLY NOTIFY THE ADMINISTRATIVE AGENT THEREOF. THE BORROWER ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT AND/OR ONE OR MORE OF THE LENDERS MAY TREAT THE LOANS AND/OR LETTERS OF CREDIT AS PART OF A TRANSACTION THAT IS SUBJECT TO TREASURY REGULATION SECTION 1.6011-4 OR
        SECTION 301.6112-1, AND THE ADMINISTRATIVE AGENT AND SUCH LENDER OR LENDERS, AS APPLICABLE,

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        MAY FILE SUCH IRS FORMS OR MAINTAIN SUCH LISTS AND OTHER RECORDS AS THEY
        MAY DETERMINE IS REQUIRED BY SUCH TREASURY REGULATIONS.

The parties hereto agree that a new Section 7.1(k) is hereby added to the Credit Agreement that shall read as follows:

                (K) IRS FORM 8886. PROMPTLY AFTER THE BORROWER HAS NOTIFIED THE ADMINISTRATIVE AGENT OF ANY INTENTION BY THE BORROWER TO TREAT THE LOANS AND/OR LETTERS OF CREDIT AND RELATED TRANSACTIONS AS BEING A "REPORTABLE TRANSACTION" (WITHIN THE MEANING OF TREASURY REGULATION
        SECTION 1.6011-4), A DULY COMPLETED COPY OF IRS FORM 8886 OR ANY SUCCESSOR FORM.

The parties hereto agree that Section 7.11(b) of the Credit Agreement is amended to read as follows:

                (B) FIXED CHARGE COVERAGE RATIO. THE FIXED CHARGE COVERAGE RATIO, AS OF THE LAST DAY OF EACH FISCAL QUARTER OF THE BORROWER, SHALL BE GREATER THAN OR EQUAL TO 2.00 TO 1.0;

The parties hereto agree that a new Section 8.15 is hereby added to the Credit Agreement that shall read as follows:

                8.15    CONSOLIDATED CAPITAL EXPENDITURES.

                THE CREDIT PARTIES WILL NOT PERMIT CONSOLIDATED CAPITAL EXPENDITURES TO EXCEED $100,000,000 FOR ANY FISCAL YEAR.

The parties hereto agree that a new paragraph is added at the end of Section
11.14 of the Credit Agreement that shall read as follows:

                Notwithstanding anything herein to the contrary, the information subject to this Section 11.14 shall not include, and the Borrower, the other Credit Parties, the Administrative Agent, each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of each of the foregoing and their Affiliates) may disclose to any and all Persons, without limitation of any kind (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (b) all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or facts that are provided to any of the Persons referred to above.

The parties hereto agree that a new Section 11.17 is hereby added to the Credit Agreement that shall read as follows:

                11.17   US PATRIOT ACT NOTICE.

                EACH LENDER AND THE ADMINISTRATIVE AGENT (FOR ITSELF AND NOT ON BEHALF OF ANY LENDER) HEREBY NOTIFIES THE BORROWER THAT PURSUANT TO THE REQUIREMENTS OF THE USA PATRIOT ACT (TITLE III OF PUB. L. 107-56 (SIGNED INTO LAW OCTOBER 26, 2001)) (THE "ACT"), IT IS REQUIRED TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES THE BORROWER, WHICH INFORMATION INCLUDES THE NAME AND

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        ADDRESS OF THE BORROWER AND OTHER INFORMATION THAT WILL ALLOW SUCH
        LENDER OR THE ADMINISTRATIVE AGENT, AS APPLICABLE, TO IDENTIFY THE BORROWER IN ACCORDANCE WITH THE ACT.

Pursuant to Section 2.4(a) of the Credit Agreement, the Borrower has requested that the Lenders extend the Maturity Date to February 28, 2007. The Lenders party hereto agree that the Maturity Date shall be extended to February 28, 2007.

All references in the Credit Agreement and the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                  Sincerely,

                                  BANK OF AMERICA, N.A., as Administrative Agent



                                  By: /s/ Misha Blackman
                                     --------------------------------
                                  Name:  Misha Blackman
                                       ------------------------------
                                  Title: Agency Management Officer
                                        -----------------------------

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ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:                       TRACTOR SUPPLY COMPANY
---------                       a Delaware corporation


                                By: /s/ Calvin B. Massman
                                   ------------------------------------
                                Name:    Calvin B. Massmann
                                Title:   Senior Vice President /
                                         Chief Financial Officer

                                TRACTOR SUPPLY CO. OF MICHIGAN, LLC
                                a Michigan limited liability company


                                By: /s/ Calvin B. Massman
                                   ------------------------------------
                                Name:    Calvin B. Massmann
                                Title:   Treasurer

                                TRACTOR SUPPLY CO. OF TEXAS, LP
                                a Texas limited partnership


                                By: /s/ Calvin B. Massman
                                   ------------------------------------
                                Name:    Calvin B. Massmann
                                Title:   Treasurer

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

                                BANK OF AMERICA, N.A.


                                By: /s/ Bryan Hulker
                                    -----------------------------------
                                Name:   Bryan Hulker
                                     ----------------------------------
                                Title:  Senior Vice-President
                                       --------------------------------

                                U.S. BANK, NATIONAL ASSOCIATION


                                By: /s/ Russell S. Rogers
                                    -----------------------------------
                                Name:   Russell S. Rogers
                                     ----------------------------------
                                Title:  Vice President
                                      ---------------------------------

                                SOUTHTRUST BANK


                                By: /s/ Michael Johnson
                                    -----------------------------------
                                Name:   Michael Johnson
                                     ----------------------------------
                                Title:  Associate Vice President
                                      ---------------------------------

                                AMSOUTH BANK


                                By: /s/ Tom Dozier, Jr.
                                    -----------------------------------
                                Name:   Tom Dozier, Jr.
                                     ----------------------------------
                                Title:  Vice President
                                       --------------------------------

                                SUNTRUST BANK


                                By: /s/ James M. Sloan, Jr.
                                    -----------------------------------
                                Name:   James M. Sloan, Jr.
                                     ----------------------------------
                                Title:  Director
                                      ---------------------------------

                                COMPASS BANK


                                By: /s/ Kelly W. Mcgee
                                    -----------------------------------
                                Name:   Kelly W. Mcgee
                                     ----------------------------------
                                Title:  Vice President
                                      ---------------------------------

                                FIFTH THIRD BANK


                                By: /s/ David J. Hicks
                                   ------------------------------------
                                Name:   David J. Hicks
                                     ----------------------------------
                                Title:  Vice President
                                      ---------------------------------

                                BRANCH BANKING & TRUST COMPANY


                                By: /s/ R. Andrew Beam
                                   ------------------------------------
                                Name:   R. Andrew Beam
                                     ----------------------------------
                                Title:  Senior Vice President
                                      ---------------------------------

                                NATIONAL CITY BANK


                                By: /s/ Michael J. Durbin
                                   ------------------------------------
                                Name:   Michael J. Durbin
                                     ----------------------------------
                                Title:  Senior Vice President
                                      ---------------------------------

                                REGIONS BANK


                                By: /s/ Jim Schmalz
                                   ------------------------------------
                                Name:   Jim Schmalz
                                     ----------------------------------
                                Title:  Vice President
                                      ---------------------------------